METAMARKETS.COM FUNDS

Supplement to
OpenFund Prospectus dated November 22, 2000

The Board of Trustees of MetaMarkets.com Funds has approved the liquidation of OpenFund. Accordingly, over time the Fund’s investment portfolio will be liquidated and invested in money market instruments or other liquid assets until the Fund’s assets are distributed to investors. As of August 2, 2001, the Fund will be closed to new investment.

August 2, 2001

METAMARKETS.COM FUNDS

Supplement to
MetaMarkets IPO & New Era Fund Prospectus dated September 8, 2000

The Board of Trustees of MetaMarkets.com Funds has approved the liquidation of the MetaMarkets IPO & New Era Fund. Accordingly, over time the Fund’s investment portfolio will be liquidated and invested in money market instruments or other liquid assets until the Fund’s assets are distributed to investors. As of August 2, 2001, the Fund will be closed to new investment.

August 2, 2001